Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Announces Favorable Amendment to FCC Credit Agreement

Amendment reflects improved covenants and aligns with Company’s strategic focus on cannabis

Vancouver, BC, April 14, 2025 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced that it has favorably amended a credit agreement with one of its term lenders, resulting in improved terms, and greater financial flexibility which aligns with the Company’s strategic focus on its expanding cannabis businesses internationally.

The Company announced that it has amended its Fresh Produce loan with Farm Credit Canada (“FCC Loan”) to improve financial covenants which will enable the Company to progress its business without continued waiver requirements. These changes reflect considerable expansion and growth of Village Farms’ business since entering into the original credit agreement in 2013, as well a recognition of the Company’s stronger strategic focus on its growing cannabis business. The FCC Loan carries a variable interest rate below 8.0 percent and matures on May 3, 2027. Other material terms for the FCC Loan remain unchanged.

Michael DeGiglio, Chief Executive Officer of Village Farms commented, “Today’s announcement reflects our long-standing, collaborative relationship with FCC and their continued support of our growth strategy. More favorable financial covenants on our FCC loan will enable us greater flexibility to make further growth investments in the future. We believe this amendment demonstrates strength in our business, which is positioned for a strong year of growth in 2025.”

About Village Farms International

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods. The Company has a strong foundation as the leading and longest-tenured fresh produce supplier to grocery and large-format retailers throughout the US and Canada and is capitalizing on new high-growth opportunities in the cannabis and CBD categories in North America, the Netherlands and selected markets internationally.

In Canada, the Company's wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 80% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential. The Company exports medical cannabis from its EU GMP certified facility in Canada to a growing list of international markets including Germany, the United Kingdom, Israel, and Australia. The Company is expanding its international presence with additional export contracts to new countries and customers in the Asia-Pacific and European regions, as well as select strategic investments in operating assets. In Europe, wholly-owned Leli Holland has one of 10 licences to grow and distribute recreational cannabis products.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD and hemp-derived brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms' cannabis success in Canada.

Village Farms Clean Energy (VFCE), through a partnership with Atlanta-based Terreva Renewables, creates clean energy from landfill gas at its Delta RNG facility. VFCE receives royalties on all revenue generated. This partnership reduces Vancouver’s greenhouse gas emissions by 475,000 metric tons of CO2 per year, equivalent to removing more than 100,000 vehicles off the road or the energy use equivalent of powering 51,300 homes for one year.

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, tariffs, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry in Leli Holland (“Leli”); the limited operational history of the Delta RNG Project in our energy segment; the legal status of the cannabis business of Pure Sunfarms and Rose, Leli, and the hemp business of Balanced Health and uncertainty regarding the legality and regulatory status of cannabis in the United States; risks relating to the integration of Rose into our consolidated business; risks relating to obtaining additional financing on acceptable terms, including our dependence upon credit facilities and dilutive transactions; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; our market position and competitive position; our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms, Rose and Leli to cultivate and distribute cannabis in their respective regulatory jurisdictions; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, C. 16 (Canada) for its Canadian operational facilities, the Dutch Closed Coffee Shop Chain Experiment, and changes in our regulatory requirements; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade, including tariffs; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; elevated interest rates; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including the Company’s most recently filed Quarterly Report on Form 10-Q and the Company’s most recently filed annual report on Form 10-K.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Sam Gibbons Senior Vice President, Corporate Affairs Village Farms International Phone: (407) 936-1190 ext. 328 Email: sgibbons@villagefarms.com